UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015

MILLENNIAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35478	20-5087192
(Commission File No.)	(IRS Employer Identification No.)

2400 Boston Street, Suite 300

Baltimore, MD 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Departure of Certain Officers

On October 13, 2015, Millennial Media, Inc. (the “Company”) entered into a severance and release agreement with Jason Kelly, President of Managed Media of the Company, subject to and effective as of the closing of the merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of September 3, 2015, by and among the Company, AOL Inc., a Delaware corporation (“AOL”), and Mars Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of AOL (as it may be amended from time to time, the “Merger Agreement”), pursuant to which Mr. Kelly’s employment with the Company will cease as of the close of business on the date of the closing of the Merger (the “Effective Date”).

On October 13, 2015, the Company entered into a severance and release agreement with Marc Theermann, Executive Vice President of Business Strategy of the Company, subject to and effective as of the closing of the Merger, pursuant to which Mr. Theermann’s employment with the Company will cease as of the close of business on the Effective Date.

On October 18, 2015, the Company entered into a severance and release agreement with Michael Barrett, the Chief Executive Officer of the Company, subject to and effective as of the closing of the Merger, pursuant to which Mr. Barrett’s employment with the Company will cease as of the close of business on the Effective Date.  Mr. Barrett will cease to serve as the Company’s principal executive officer as of the close of business on the Effective Date.

(e)                                  Compensatory Arrangements of Certain Departing Officers

The terms of each severance and release agreement described in Section (b) of this Item 5.02 provide that following the execution by the executive officer of the severance and release agreement which is not revoked within seven (7) days of its execution by the executive officer and provided that the executive officer complies with his obligations thereunder, the executive officer will be entitled to receive the payments and benefits that the executive officer would have received upon a termination without “cause” under the executive officer’s employment and equity award agreements with the Company, as well as the prorated bonus permitted by the Merger Agreement, all of which are described in greater detail in the subsections entitled “Arrangements between the Company and its Executive Officers, Directors and Affiliates—Effect of the Merger on Company Shares and Equity-Based Incentive Awards,” “Arrangements between the Company and its Executive Officers, Directors and Affiliates—Employment Agreements,” and “Arrangements between the Company and its Executive Officers, Directors and Affiliates—Compensation Arrangements Entered Into in Connection with the Merger—2015 Bonus Plan” of the Company’s Schedule 14D-9 filed with the Securities and Exchange Commission on September 18, 2015, as amended by Amendment No.1 filed on September 30, 2015, Amendment No. 2 filed on October 16, 2015, and Amendment No. 3 filed on October 19, 2015, and as may be further amended. The foregoing summary of the severance and release agreements does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement and Release of Claims with each of Messrs. Kelly, Theermann and Barrett filed herewith as Exhibits 10.1, 10.2 and 10.3 respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1

Severance Agreement and Release of Claims, dated as of October 13, 2015, by and between Millennial Media, Inc. and Jason Kelly (incorporated by reference to Exhibit (e)(27) to Amendment No. 2 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 16, 2015).

10.2

Severance Agreement and Release of Claims, dated as of October 13, 2015, by and between Millennial Media, Inc. and Marc Theermann (incorporated by reference to Exhibit (e)(28) to Amendment No. 2 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 16, 2015).

10.3

Severance Agreement and Release of Claims, dated as of October 18, 2015, by and between Millennial Media, Inc. and Michael Barrett (incorporated by reference to Exhibit (e)(30) to Amendment No. 3 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 19, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2015	MILLENNIAL MEDIA, INC.

	By:	/s/ Ho Shin
Ho Shin
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1

Severance Agreement and Release of Claims, dated as of October 13, 2015, by and between Millennial Media, Inc. and Jason Kelly (incorporated by reference to Exhibit (e)(27) to Amendment No. 2 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 16, 2015).

10.2

Severance Agreement and Release of Claims, dated as of October 13, 2015, by and between Millennial Media, Inc. and Marc Theermann (incorporated by reference to Exhibit (e)(28) to Amendment No. 2 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 16, 2015).

10.3

Severance Agreement and Release of Claims, dated as of October 18, 2015, by and between Millennial Media, Inc. and Michael Barrett (incorporated by reference to Exhibit (e)(30) to Amendment No. 3 to the Schedule 14D-9 filed by Millennial Media, Inc. with the Securities and Exchange Commission on October 19, 2015).